U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 21, 2006



                           AMERICAN SECURITY RESOURCES
                          CORPORATION (formerly Kahuna
                             Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             000-27419                              75-2749166
             ---------                               ----------
       (Commission File Number)           (I.R.S. Employer Identification No.)


                          9601 Katy Freeway, Suite 220,
                              Houston, Texas, 77024
          (Address of principal executive offices including zip code)


                                  713-465-1001
                                  ------------
              (Registrant's telephone number, including area code)





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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Randall Newton, CPA, was elected Chief Financial Officer at the Board of Directors meeting held 21 January 2006, at the offices of the Company's Hydra Fuel Cell Corporation subsidiary in Beaverton, Oregon.

         Mr. Newton has twenty years of senior accounting and financial management experience having previously served as CFO and Controller of Peak USA Energy Services Ltd. in Houston, and as CFO and Project Manager of Russian-American Oil and Gas Exploration Joint Ventures in the former Soviet Union.

         Mr. Newton holds a BBA in Accounting and Finance from The University of Texas at San Antonio.

         Mr. Newton replaces Frank Neukomm, who was elected Chairman and CEO at the Company's Shareholder Meeting in November, 2005.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN SECURITY RESOURCES CORPORATION




                                        By:    /s/Frank Neukomm
                                               --------------------------------
                                               Frank Neukomm, Chairman of the
                                               Board


DATE:    January 24, 2006